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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 4, 2004 (September 29, 2004)
Date of Report (Earliest Event Reported)

Citizens Bancshares Corporation
(Exact Name of Registrant as
Specified in its Charter)

Georgia (State or other jurisdiction (of Incorporation)	333-38509 (Commission File Number)	58-1631302 (IRS Employer Identification Number)

75 Piedmont Avenue, NE, Atlanta, Georgia 30303
(Address of principal executive offices)

(404) 659-5959
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

        On September 29, 2004, the Registrant engaged Elliott Davis, LLC as its principal auditors. Prior to its engagement, the Registrant had not consulted with Elliott Davis, LLC with respect to: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Registrant's financial statements; or (3) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

        The Audit Committee of the Board of Directors of the Registrant approved the engagement of Elliott Davis, LLC as the Company's principal auditors.

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Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS BANCSHARES CORPORATION
		By:	/s/ JAMES E. YOUNG James E. Young President and CEO
Dated:	October 4, 2004

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  Item 4.01 Changes in Registrant's Certifying Accountant
Signature